SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                September 27, 2005
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                    AMBER RESOURCES COMPANY OF COLORADO
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter


         Delaware                  0-8874                 84-0750506
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                                  Suite 4300
                                370 17th Street
                             Denver, Colorado, 80202
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (303) 293-9133
             --------------------------------------------------
             Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








ITEM 5.03 AMENDMENTS OF ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On September 27, 2005, the Board of Directors of Amber Resources Company of Colorado (the "Company") adopted a new fiscal year for the Company. The new fiscal year will end on December 31. The Company previously had a fiscal year end of June 30.

     The Company will file a Transition Report on Form 10-K for the six month period that will end on December 31, 2005.



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMBER RESOURCES COMPANY OF COLORADO
                                      (Registrant)


Date:  September 27, 2005            By:/s/ Kevin K. Nanke
                                        -----------------------------
                                        Kevin K. Nanke, Treasurer
                                        and Chief Financial Officer